**Supplemental Information** **MREIC** **December 31, 2013**

SIEMENS

MONMOUTH REAL ESTATE INVESTMENT CORPORATION
Juniper Business Plaza
3499 Route 9 North, Suite 3-C
Freehold, NJ 07728

1

2

Consolidated Balance Sheets
	December 31,	September 30,
	2013	2013
ASSETS	(unaudited)
Real Estate Investments:
Land	$ 106,205,280	$ 97,400,859
Buildings and Improvements	597,658,609	530,493,968
Total Real Estate Investments	703,863,889	627,894,827
Accumulated Depreciation	(94,908,661)	(91,095,415)
Net Real Estate Investments	608,955,228	536,799,412

Cash and Cash Equivalents	8,452,628	12,404,512
Securities Available for Sale at Fair Value	53,595,597	45,451,740
Tenant and Other Receivables	3,562,479	889,645
Deferred Rent Receivable	3,349,348	3,158,286
Loans Receivable, net	61,737	65,875
Prepaid Expenses	4,120,549	2,201,270
Financing Costs, net of Accumulated Amortization of
$3,230,658 and $3,061,640, respectively	4,489,644	3,823,919
Lease Costs, net of Accumulated Amortization of
$1,535,988 and $1,414,861, respectively	2,339,725	2,183,772
Intangible Assets, net of Accumulated Amortization of
$8,681,271 and $8,333,680, respectively	7,550,593	6,727,360
Other Assets	1,384,046	3,535,075
TOTAL ASSETS	697,861,574	617,240,866

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage Notes Payable	292,253,665	250,093,382
Loans Payable	51,277,550	22,200,000
Accounts Payable and Accrued Expenses	3,316,943	5,404,883
Other Liabilities	7,245,046	3,627,630
Total Liabilities	354,093,204	281,325,895

COMMITMENTS AND CONTINGENCIES

Shareholders' Equity:
Series A - 7.625% Cumulative Redeemable Preferred Stock,
$0.01 Par Value Per Share: 2,139,750 Shares
Authorized, Issued and Outstanding as of December 31,	53,493,750	53,493,750
2013 and September 30, 2013, respectively
Series B - 7.875% Cumulative Redeemable Preferred Stock,
$0.01 Par Value Per Share: 2,300,000 Shares Authorized,
Issued and Outstanding as of December 31, 2013 and	57,500,000	57,500,000
September 30, 2013, respectively
Common Stock – $0.01 Par Value Per Share: 67,700,000
and 67,700,000 Shares Authorized; 46,134,827 and
44,488,509 Shares Issued and Outstanding as of	461,348	444,885
December 31, 2013 and September 30, 2013, respectively
Excess Stock – $0.01 Par Value Per Share: 5,000,000 Shares
Authorized; No Shares Issued or Outstanding	-0-	-0-
Additional Paid-In Capital	231,874,109	222,487,068
Accumulated Other Comprehensive Income	439,163	1,989,268
Undistributed Income	-0-	-0-
Total Shareholders' Equity	343,768,370	335,914,971
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$ 697,861,574	$ 617,240,866

First Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 3 of 20

3

Consolidated Statements of Operations
(unaudited)
	Three Months Ended
	12/31/2013	12/31/2012
INCOME:
Rental Revenue	$13,570,722	$11,309,254
Reimbursement Revenue	2,090,433	1,518,236
Lease Termination Income	-0-	690,730
TOTAL INCOME	15,661,155	13,518,220

EXPENSES:
Real Estate Taxes	1,857,055	1,163,514
Operating Expenses	719,437	551,803
General & Administrative Expense	1,120,463	1,269,877
Acquisition Costs	462,864	385,862
Depreciation	3,813,246	3,121,064
Amortization of Lease Costs and Intangible Assets	443,226	492,864
TOTAL EXPENSES	8,416,291	6,984,984

OTHER INCOME (EXPENSE):
Interest and Dividend Income	938,768	1,123,061
Gain on Sale of Securities Transactions, net	150,725	2,110,768
Interest Expense	(3,875,141)	(3,875,672)
Amortization of Financing Costs	(169,018)	(180,790)
TOTAL OTHER INCOME (EXPENSE)	(2,954,666)	(822,633)

INCOME FROM CONTINUING OPERATIONS	4,290,198	5,710,603

LOSS FROM DISCONTINUED OPERATIONS	-0-	(4,026)

NET INCOME	4,290,198	5,706,577

Less: Preferred Dividend	2,151,758	2,151,758

NET INCOME ATTRIBUTABLE TO
COMMON SHAREHOLDERS	$2,138,440	$3,554,819

First Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 4 of 20

4

FFO, Core FFO, AFFO, NOI and EBITDA Reconciliations
(unaudited)
	Three Months Ended
	12/31/2013	12/31/2012
Revenues
Rental Revenue	$13,570,722	$11,309,254
Reimbursement Revenue	2,090,433	1,518,236
Total Rental and Reimbursement Revenue	15,661,155	12,827,490

Expenses
Real Estate Taxes	1,857,055	1,163,514
Operating Expenses	719,437	551,803
Total Expenses	2,576,492	1,715,317

Net Operating Income - NOI	13,084,663	11,112,173

Lease Termination Income	-0-	690,730
Interest and Dividend Income	938,768	1,123,061
Net Operating Income from Discontinued Operations	-0-	8,817
General & Administrative Expense	(1,120,463)	(1,269,877)

EBITDA	12,902,968	11,664,904

Interest Expense	(3,875,141)	(3,875,672)
Gain on Sale Securities Transactions, net	150,725	2,110,768
Acquisition Costs	(462,864)	(385,862)
Preferred Dividend	(2,151,758)	(2,151,758)
Amortization of Financing and Lease Costs	(279,495)	(288,951)

Funds From Operations - FFO	6,284,435	7,073,429

Depreciation Expense (including Discontinued Operations)	(3,813,246)	(3,133,907)
Gain (Loss) on Sales of Depreciable Assets	-0-	-0-
Amortization of Intangible Assets	(332,749)	(384,703)

Net Income Attributable to Common Shareholders	2,138,440	3,554,819

Funds From Operations - FFO	6,284,435	7,073,429

Acquisition Costs	462,864	385,862

Core Funds From Operations - Core FFO	6,747,299	7,459,291

Gain on Sale Securities Transactions, net	(150,725)	(2,110,768)
Stock Compensation Expense	86,497	79,527
Amortization of Financing and Lease Costs	279,495	288,951
Straight-lined Rents	(191,062)	(147,992)
Recurring Capital Expenditures	(79,933)	(36,640)

Adjusted Funds From Operations - AFFO	6,691,571	5,532,369

EBITDA	12,902,968	11,664,904

Interest Expense	(3,875,141)	(3,875,672)
Preferred Dividend	(2,151,758)	(2,151,758)
Stock Compensation Expense	86,497	79,527
Straight-Lined Rents	(191,062)	(147,992)
Recurring Capital Expenditures	(79,933)	(36,640)

Adjusted Funds From Operations - AFFO	6,691,571	5,532,369

First Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 5 of 20

5

Financial Highlights
(unaudited)
	Three Months Ended
	12/31/2013	12/31/2012

Weighted Average Common Shares Outstanding
Basic	45,243,275	40,902,500
Diluted	45,331,446	41,110,269

Net Operating Income - NOI	$13,084,663	$11,112,173

Basic	$0.29	$0.27
Diluted	0.29	0.27
Net Income Attributable to Common Shareholders	$2,138,440	$3,554,819

Basic	$0.05	$0.09
Diluted	0.05	0.09

Funds From Operations - FFO	$6,284,435	$7,073,429

Basic	$0.14	$0.17
Diluted	0.14	0.17

Core Funds From Operations - Core FFO	$6,747,299	$7,459,291

Basic	$0.15	$0.18
Diluted	0.15	0.18

Core FFO Excluding Gains on Securities Transactions, net	$6,596,574	$5,348,523

Basic	$0.15	$0.13
Diluted	0.15	0.13

Core FFO Excluding Lease Termination Income, net	$6,747,299	$6,768,561

Basic	$0.15	$0.17
Diluted	0.15	0.16

Adjusted Funds From Operations - AFFO	$6,691,571	$5,532,369

Basic	$0.15	$0.14
Diluted	0.15	0.13

AFFO Excluding Lease Termination Income, net	$6,691,571	$4,841,639

Basic	$0.15	$0.12
Diluted	0.15	0.12

Dividends Declared per Common Share	$0.15	$0.15

First Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 6 of 20

6

Consolidated Statements of Cash Flows
(unaudited)

	Three Months Ended
	12/31/2013	12/31/2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$4,290,198	$5,706,577
Noncash Items Included in Net Income:
Depreciation & Amortization	4,425,490	3,814,812
Stock Compensation Expense	86,497	79,527
Gain on Sale of Securities Transactions, net	(150,725)	(2,110,768)
Changes In:
Tenant, Deferred Rent and Other Receivables	(2,838,404)	(1,649,722)
Prepaid Expenses	(1,919,279)	(1,828,963)
Other Assets and Lease Costs	(72,902)	385,461
Accounts Payable, Accrued Expenses and Other Liabilities	3,572,955	595,282
NET CASH PROVIDED BY OPERATING ACTIVITIES	7,393,830	4,992,206

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate and Intangible Assets, net of deposits	(73,860,759)	(43,042,470)
Capital and Land Site Improvements	(5,322,605)	(762,416)
Return of Deposits on Real Estate	1,800,000	400,000
Deposits on Acquisition of Real Estate	(250,500)	(1,550,000)
Proceeds from Sale of Securities Available for Sale	1,996,362	4,042,158
Purchase of Securities Available for Sale	(11,539,599)	(8,781,232)
Collections on Loans Receivable	4,138	6,453
NET CASH USED IN INVESTING ACTIVITIES	(87,172,963)	(49,687,507)

CASH FLOWS FROM FINANCING ACTIVITIES
Net Proceeds from Loans	29,077,550	22,507,905
Repurchase of Subordinated Convertible Debentures	-0-	(5,115,000)
Proceeds from Mortgages	48,905,000	35,000,000
Principal Payments on Mortgages	(6,744,717)	(16,657,172)
Financing Costs Paid on Debt	(437,393)	(565,252)
Net Distributions to Noncontrolling Interests	-0-	(20,133)
Proceeds from Issuance of Common Stock in the DRIP,
net of reinvestments	12,154,108	1,859,191
Preferred Dividends Paid	(2,151,758)	(2,151,758)
Common Dividends Paid, net of reinvestments	(4,975,541)	(4,529,216)
NET CASH PROVIDED BY FINANCING ACTIVITIES	75,827,249	30,328,565

NET DECREASE IN CASH AND CASH EQUIVALENTS	(3,951,884)	(14,366,736)
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	12,404,512	24,650,858
CASH AND CASH EQUIVALENTS - END OF PERIOD	$8,452,628	$10,284,122

First Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 7 of 20

7

Capital Structure and Leverage Ratios	As of	As of	As of
(unaudited)	12/31/2013	12/31/2012	9/30/2013

Mortgage Notes Payable	$292,253,665	$256,286,739	$250,093,382
Loans Payable	51,277,550	27,707,905	22,200,000
Total Debt	343,531,215	283,994,644	272,293,382

Series A - 7.625% Cumul. Redeemable Preferred	53,493,750	53,493,750	53,493,750
Series B - 7.875% Cumul. Redeemable Preferred	57,500,000	57,500,000	57,500,000
Total Preferred Stock	110,993,750	110,993,750	110,993,750

Common Stock, Paid-in-Capital & Other	232,774,620	207,408,812	224,921,221
Total Shareholders' Equity	343,768,370	318,402,562	335,914,971

Total Book Capitalization	687,299,585	602,397,206	608,208,353

Accumulated Depreciation	94,908,661	81,351,937	91,095,415
Total Undepreciated Book Capitalization	$782,208,246	$683,749,143	$699,303,768

Shares Outstanding	46,134,827	41,435,022	44,488,509
Market Price Per Share	$9.09	$10.36	$9.07

Equity Market Capitalization	$419,365,577	$429,266,828	$403,510,777
Total Debt	343,531,215	283,994,644	272,293,382
Preferred	110,993,750	110,993,750	110,993,750
Total Market Capitalization	$873,890,542	$824,255,222	$786,797,909

Total Debt	$343,531,215	$283,994,644	$272,293,382
less: Cash and Cash Equivalents	8,452,628	10,284,122	12,404,512
Net Debt	$335,078,587	$273,710,522	$259,888,870

Net Debt / Undepreciated Book Capitalization	42.8%	40.0%	37.2%
Net Debt / Total Market Capitalization	38.3%	33.2%	33.0%
Net Debt + Preferred / Total Market Capitalization	51.0%	46.7%	47.1%

First Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 8 of 20

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Capital Structure and Leverage Ratios (continued)
(unaudited)

			Fiscal Year
	Three Months Ended		Ended
	12/31/2013	12/31/2012	9/30/2013
Net Income	$4,290,198	$5,706,577	$21,395,246
plus: Depreciation & Amortization (includes Discontinued Operations)	4,425,490	3,807,561	15,542,937
plus: Interest Expense	3,875,141	3,875,672	14,956,954
plus: Acquisition Costs	462,864	385,862	514,699
less: Gain on Securities Transactions, net	(150,725)	(2,110,768)	(7,133,252)
less: Gain on Sales of Depreciable Assets	-0-	-0-	(345,794)
EBITDA	$12,902,968	$11,664,904	$44,930,790

Interest Expense	$3,875,141	$3,875,672	$14,956,954
Preferred Dividends Paid	2,151,758	2,151,758	8,607,032
Total Fixed Charges	$6,026,899	$6,027,430	$23,563,986

Interest Coverage	3.3 x	3.0 x	3.0 x
Fixed Charge Coverage	2.1 x	1.9 x	1.9 x

Total Debt	$343,531,215	$283,994,644	$272,293,382
Annualized EBITDA	51,611,872	46,659,616	44,930,790

Total Debt / EBITDA	6.7 x	6.1 x	6.1 x

First Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 9 of 20

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**Debt Maturity**

*(unaudited)*

Total Debt ($000's)
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
-
4.9%
7.7%
23.1%
14.0%
10.2%
40.1%
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
Thereafter
Mortgages
Loans Payable

		Loans		% of
Fiscal Year ended	Mortgages	Payable (1)	Total (1)	Total

2014	$16,594,684	$-0-	$16,594,684	4.9%
2015	25,119,201	1,012,039	26,131,240	7.7%
2016	36,610,174	41,270,163	77,880,337	23.1%
2017	44,218,592	2,917,798	47,136,390	14.0%
2018	34,372,002	-0-	34,372,002	10.2%
Thereafter	135,339,013	-0-	135,339,013	40.1%

Total as of 12/31/2013	$292,253,666	$45,200,000	$337,453,666	100.0%

 Notes:

(1) Excludes $6.1 million of margin loans which are due upon demand.

First Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 10 of 20

10

Property Table by Tenant
(unaudited)				Occupied
	Property		Square	Square	% of Total	Annual	% of Total	Rent Per	Undepreciated		Mortgage
Tenant	Count		Footage	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Cost		Balance

FedEx Ground Package System, Inc.	27		3,026,716	3,026,716	28.3%	$23,037,000	41.1%	$7.61	$277,730,079		$116,236,945
FedEx Corporation	14		973,413	973,413	9.1%	5,357,000	9.5%	5.50	70,863,204		23,095,731
FedEx Supply Chain Services, Inc.	1		449,900	449,900	4.2%	1,317,000	2.3%	2.93	14,600,000		8,653,925
Total FedEx	42		4,450,029	4,450,029	41.6%	29,711,000	53.0%	6.68	363,193,283		147,986,600

Milwaukee Electric Tool Corp.	1		615,305	615,305	5.7%	1,978,000	3.5%	3.21	27,368,816		16,233,190
Ralcorp Holdings, Inc.	1		558,600	558,600	5.2%	2,133,000	3.8%	3.82	26,633,125		18,425,584
Woodstream Corporation	1		388,671	256,000	2.4%	896,000	1.6%	3.50	13,128,850		2,024,769
CBOCS Distribution, Inc.	1		381,240	381,240	3.6%	1,393,000	2.5%	3.65	14,215,126		8,166,814
Best Buy Warehousing Logistics, Inc.	1		368,060	368,060	3.4%	1,611,000	2.9%	4.38	19,600,000		11,827,048
Coca Cola / Western Container	2		323,358	323,358	3.0%	1,584,000	2.8%	4.90	18,852,354		9,233,623
Norton McNaughton of Squire, Inc.	1		306,000	306,000	2.9%	1,389,000	2.5%	4.54	12,972,474		6,468,273
International Paper	1		280,000	280,000	2.6%	1,304,000	2.3%	4.66	18,085,492		12,496,671
United Technologies Corporation	2		244,317	244,317	2.3%	1,876,000	3.3%	7.68	22,451,041		9,725,882
Anda Distribution	1		234,660	234,660	2.2%	1,186,000	2.1%	5.05	14,550,000		10,206,467
Caterpillar Logistics Services, Inc.	1		218,120	218,120	2.0%	1,169,000	2.1%	5.36	14,868,857		7,750,142
Anheuser-Busch, Inc.	1		184,800	184,800	1.7%	785,000	1.4%	4.25	12,386,675		2,710,360
Carlisle Tire & Wheel Company	1		179,280	179,280	1.7%	761,000	1.4%	4.24	7,025,401		1,681,100
Home Depot USA, Inc.	1		171,200	171,200	1.6%	896,000	1.6%	5.23	11,298,367		-0-
Kellogg Sales Company	3		170,279	170,279	1.6%	1,035,000	1.8%	6.08	11,884,916		3,211,697
Maidenform, Inc.	1		148,000	148,000	1.4%	111,000	0.2%	0.75	4,870,749		-0-
NF&M International	1	(B)	112,542	112,542	1.1%	376,000	0.7%	3.34	1,838,232		-0-
H.E.P. Direct, Inc.	1		106,507	106,507	1.0%	121,000	0.2%	1.14	6,913,986		-0-
Pittsburgh Glass Works	1		102,135	102,135	1.0%	427,000	0.8%	4.18	3,907,712		-0-
Holland 1916 Inc.	1		95,898	95,898	0.9%	333,000	0.6%	3.47	7,344,498		-0-
National Oilwell Varco	1		91,295	91,295	0.9%	737,000	1.3%	8.07	8,080,828		4,180,138
Joseph T. Ryerson	1		89,052	89,052	0.8%	506,000	0.9%	5.68	6,867,596		1,632,371
DHL	1		83,000	83,000	0.8%	662,000	1.2%	7.98	6,815,697		3,302,183
Datatel Resources	1	(B)	80,856	80,856	0.8%	222,000	0.4%	2.75	1,320,681		-0-
Sherwin-Williams Company	2		78,887	78,887	0.7%	633,000	1.1%	8.02	7,158,868		-0-
RGH Enterprises, Inc.	1		75,000	75,000	0.7%	584,000	1.0%	7.79	5,525,600		4,050,230
Tampa Bay Grand Prix	1		68,385	68,385	0.6%	281,000	0.5%	4.11	5,651,066		2,365,941
Various	1		64,138	31,138	0.3%	213,000	0.4%	6.84	1,376,213		-0-
Macy’s East, Inc.	1		59,400	59,400	0.6%	226,000	0.4%	3.80	4,838,592		2,284,475
Siemens Real Estate	1		51,130	51,130	0.5%	462,000	0.8%	9.04	4,416,000		2,863,726
The American Bottling Company	1		46,260	46,260	0.4%	253,000	0.5%	5.47	3,700,000		2,241,283
Keystone Automotive	1		36,270	36,270	0.3%	137,000	0.2%	3.78	2,161,895		-0-
Graybar Electric Company	1		26,340	26,340	0.2%	109,000	0.2%	4.14	1,850,794		-0-
Tenant Total as of 12/31/2013	79	(B)	10,489,014	10,323,343	96.4%	$56,100,000	100.0%	$5.43	$693,153,784		$291,068,566

Vacant	2		219,425	-0-	3.6%	-0-	0.0%	-0-	10,646,949		1,185,099
Total as of 12/31/2013	81		10,708,439	10,323,343	100.0%	$56,100,000	100.0%	$5.43	$703,800,733	(A)	$292,253,665

(A)	Does not include $63,156 of vacant land and corporate office leasehold improvements not associated with a specific tenant.
(B)	NF&M International and Datatel Resources are located at one property and therefore are counted as one property in the property count total.

First Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 11 of 20

11

Property Table by State
(unaudited)
	Property	Square	Occupied Square	% of Total	Annual	% of Total	Rent Per	Undepreciated		Mortgage
State	Count	Footage	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Cost		Balance
Mississippi	4	912,305	912,305	8.5%	$3,343,000	6.0%	$3.66	$45,247,611		$26,439,657
Tennessee	3	891,777	891,777	8.3%	3,021,000	5.4%	3.39	33,786,287		18,955,818
Texas	7	796,583	796,583	7.4%	6,208,000	11.1%	7.79	73,258,536		41,238,628
Florida	9	784,677	784,677	7.3%	5,094,000	9.1%	6.49	68,244,827		30,592,159
Illinois	7	720,439	720,439	6.7%	4,721,000	8.4%	6.55	61,216,799		8,606,250
Ohio	5	684,762	684,762	6.4%	4,122,000	7.3%	6.02	49,811,975		24,479,083
Missouri	4	651,771	519,100	6.1%	2,006,000	3.6%	3.86	29,129,434		4,632,445
South Carolina	3	574,715	574,715	5.4%	3,478,000	6.2%	6.05	35,958,707		11,582,942
Kentucky	1	558,600	558,600	5.2%	2,133,000	3.8%	3.82	26,633,125		18,425,584
Kansas	3	499,280	499,280	4.7%	2,397,000	4.3%	4.80	28,790,736		16,133,696
Michigan	3	489,571	489,571	4.6%	3,472,000	6.2%	7.09	40,999,671		21,513,123
North Carolina	3	414,507	254,507	3.9%	232,000	0.4%	0.91	17,274,557		1,185,099
Virginia	5	407,265	407,265	3.8%	2,595,000	4.6%	6.37	33,788,938		11,035,224
Pennsylvania	2	315,920	315,920	3.0%	1,249,000	2.2%	3.95	12,148,913		4,972,652
Georgia	3	307,662	307,662	2.9%	1,767,000	3.1%	5.74	22,124,662		9,049,382
Arizona	1	283,358	283,358	2.6%	1,252,000	2.2%	4.42	15,172,511		7,277,697
Wisconsin	2	238,666	238,666	2.2%	1,369,000	2.4%	5.74	15,943,672		5,111,184
New York	3	230,381	230,381	2.2%	1,903,000	3.4%	8.26	20,148,376		5,160,803
Oklahoma	2	166,172	166,172	1.6%	966,000	1.7%	5.81	13,304,165		7,866,034
Maryland	1	144,523	144,523	1.3%	1,426,000	2.5%	9.87	14,386,784		6,695,087
Colorado	2	138,235	138,235	1.3%	1,208,000	2.2%	8.74	13,549,167		3,869,947
New Jersey	2	123,538	90,538	1.2%	439,000	0.8%	4.85	6,214,805		2,284,475
Minnesota	2	119,823	60,398	1.1%	372,000	0.7%	6.16	10,377,126		3,234,256
Nebraska	1	89,115	89,115	0.8%	446,000	0.8%	5.00	5,929,890		-0-
Alabama	1	73,712	73,712	0.7%	412,000	0.7%	5.59	4,751,741		1,308,420
Connecticut	1	54,812	54,812	0.5%	332,000	0.6%	6.06	3,445,824		604,020
Iowa	1	36,270	36,270	0.3%	137,000	0.2%	3.78	2,161,895		-0-
Total as of 12/31/2013	81	10,708,439	10,323,343	100.0%	$56,100,000	100.0%	$5.43	$703,800,733	(A)	$292,253,665

(A)	Does not include $63,156 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

First Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 12 of 20

12

Lease Expirations
(unaudited)
	Property		Square	% of Total	Annual	% of Total	Rent Per Sq.	Lease Exp.	Undepreciated		Mortgage
Fiscal Year	Count		Footage	Sq. Ft.	Rent	Ann. Rent	Ft. Occup.	Term in Years	Cost		Balance

2014	4		349,907	3.3%	$528,000	0.9%	$1.51	0.1	$18,101,326		$2,284,475
2015	6		782,302	7.3%	3,831,000	6.8%	4.90	1.3	41,621,772		9,075,950
2016	3	(B)	325,656	3.0%	1,315,000	2.3%	4.04	2.3	18,418,397		2,710,360
2017	14		1,756,798	16.4%	9,731,000	17.3%	5.99	3.4	122,861,936		40,757,764
2018	11	(B)	1,011,363	9.4%	6,463,000	11.5%	6.39	4.4	71,931,907		25,550,975
2019	8		1,179,228	11.0%	6,685,000	11.9%	5.67	5.3	80,794,475		32,984,375
2020	1		68,385	0.6%	281,000	0.5%	4.11	6.8	5,651,066		2,365,941
2021	4		271,768	2.5%	1,755,000	3.1%	6.46	7.6	20,354,197		11,576,368
2022	9		1,249,738	11.7%	7,256,000	12.9%	5.81	8.3	86,164,202		51,691,186
2023	12		2,031,705	19.0%	10,809,000	19.3%	5.32	9.5	141,060,563		75,946,962
2024	6		839,426	7.8%	5,100,000	9.1%	6.08	10.3	58,184,605		17,698,626
2034	1		558,600	5.2%	2,133,000	3.8%	3.82	19.8	26,633,125		18,425,584
Various	1		64,138	0.6%	213,000	0.4%	6.84	-0-	1,376,213		-
Vacant	2		219,425	2.0%	-0-	0.0%	-0-	-0-	10,646,949		1,185,099
Total as of 12/31/2013	81	(B)	10,708,439	100.0%	$56,100,000	100.0%	$5.43	6.8	$703,800,733	(A)	$292,253,665

(A) Does not include $63,156 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B) Included in 2016 is Datatel Resources and included in 2018 is NF&M International which both occupy one property and therefore are counted as one property in the property count total.

First Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 13 of 20

13

Recent Acquisitions During Fiscal 2014
(unaudited)
				Fiscal Year	Square	Annual	Rent Per	Lease	Undepreciated	Initial Mortgage
No	Tenant	City (MSA)	State	Acquisition	Footage	Rent	Sq. Ft. Occup.	Expiration	Cost	Balance
1	Dr Pepper Snapple	Tulsa	OK	2014	46,260	$ 253,000	$5.47	2/28/2024	$3,700,000	$2,250,000
2	Ralcorp Holdings, Inc./ConAgra	Buckner (Louisville)	KY	2014	558,600	2,133,000	3.82	10/31/2033	26,633,125	18,475,000
3	International Paper	Edwardsville (Kansas City)	KS	2014	280,000	1,304,000	4.66	8/31/2023	18,085,492	12,550,000
4	FedEx Ground	Altoona	PA	2014	122,522	651,000	5.31	8/31/2023	8,990,000	5,000,000
5	FedEx Ground	Spring (Houston)	TX	2014	114,923	1,146,000	9.97	8/31/2023	15,281,318	10,630,000
	As of 12/31/2013				1,122,305	$5,487,000	$4.89		$72,689,935	$48,905,000

First Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 14 of 20

14

Property Table
(unaudited)									Rent Per
					Fiscal Year		Square	Annual	Sq. Ft.	Lease Exp.	Undepreciated	Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Term in Years	Cost	Balance

1	Milwaukee Electric Tool Corp.		Olive Branch (Memphis, TN)	MS	2013	100.0%	615,305	$1,978,000	$3.21	9.3	$27,368,816	$16,233,190
2	Ralcorp Holdings, Inc./ConAgra		Buckner (Louisville)	KY	2014	100.0%	558,600	2,133,000	3.82	20.1	26,633,125	18,425,584
3	FedEx Supply Chain Services, Inc.		Memphis	TN	2010	100.0%	449,900	1,317,000	2.93	5.4	14,600,000	8,653,925
4	Woodstream Corporation		St. Joseph	MO	2001	65.9%	388,671	896,000	3.50	3.8	13,128,850	2,024,769
5	CBOCS Distribution, Inc.		Lebanon (Nashville)	TN	2011	100.0%	381,240	1,393,000	3.65	10.5	14,215,126	8,166,814
6	Best Buy Warehousing Logistics, Inc.		Streetsboro (Cleveland)	OH	2012	100.0%	368,060	1,611,000	4.38	8.1	19,600,000	11,827,048
7	Norton McNaughton of Squire, Inc.		Hanahan (Charleston)	SC	2005	100.0%	306,000	1,389,000	4.54	1.3	12,972,474	6,468,273
8	Western Container Corp		Tolleson (Phoenix)	AZ	2003	100.0%	283,358	1,252,000	4.42	3.3	15,172,511	7,277,697
9	International Paper		Edwardsville (Kansas City)	KS	2014	100.0%	280,000	1,303,000	4.65	9.9	18,085,492	12,496,671
10	FedEx Ground Package System, Inc.		Orion	MI	2007	100.0%	245,633	1,908,000	7.77	9.5	22,816,058	9,919,820
11	Anda Distribution		Olive Branch (Memphis, TN)	MS	2012	100.0%	234,660	1,186,000	5.05	8.6	14,550,000	10,206,467
12	Caterpillar Logistics Services, Inc.		Griffin (Atlanta)	GA	2006	100.0%	218,120	1,169,000	5.36	2.9	14,868,857	7,750,142
13	NF&M International	(B)	Monaca (Pittsburgh)	PA	1988	100.0%	112,542	376,000	3.34	4.8	1,838,232	-
	Datatel Resources	(B)	Monaca (Pittsburgh)	PA	1988	100.0%	80,856	222,000	2.75	1.9	1,320,681	-
14	Anheuser-Busch, Inc.		Granite City (St. Louis)	IL	2001	100.0%	184,800	785,000	4.25	2.4	12,386,675	2,710,360
15	United Technologies Corporation		Carrollton (Dallas)	TX	2002	100.0%	184,317	1,568,000	8.51	5.0	17,740,000	9,725,882
16	Carlisle Tire & Wheel Company		Edwardsville (Kansas City)	KS	2003	100.0%	179,280	761,000	4.24	4.4	7,025,401	1,681,100
17	FedEx Ground Package System, Inc.		Ft. Mill (Charlotte, NC)	SC	2010	100.0%	176,939	1,414,000	7.99	9.8	15,371,580	3,328,535
18	FedEx Ground Package System, Inc.		Livonia (Detroit)	MI	2013	100.0%	172,005	1,194,000	6.94	8.3	13,700,000	8,999,656
19	Home Depot USA, Inc.		Montgomery (Chicago)	IL	2004	100.0%	171,200	896,000	5.23	1.5	11,298,367	-
20	FedEx Ground Package System, Inc.		Tampa	FL	2001	100.0%	170,779	1,412,000	8.27	5.1	17,755,625	8,409,759
21	Vacant		Monroe	NC	2002	100.0%	160,000	-0-	na	-	5,489,822	1,185,099
22	Maidenform, Inc.		Fayetteville	NC	1997	100.0%	148,000	111,000	0.75	(C)	4,870,749	-
23	FedEx Ground Package System, Inc.		Beltsville (Washington, DC)	MD	2001	100.0%	144,523	1,426,000	9.87	4.6	14,386,784	6,695,087
24	FedEx Ground Package System, Inc.		El Paso	TX	2006	100.0%	143,619	1,045,000	7.28	9.8	11,232,648	4,181,335
25	FedEx Ground Package System, Inc.		Cudahy (Milwaukee)	WI	2001	100.0%	139,564	901,000	6.46	3.5	9,373,672	1,075,275
26	FedEx Ground Package System, Inc.		Wheeling (Chicago)	IL	2003	100.0%	123,000	1,386,000	11.27	3.4	18,537,652	4,263,519
27	FedEx Ground Package System, Inc.		Altoona	PA	2014	100.0%	122,522	651,000	5.31	9.9	8,990,000	4,972,652
28	FedEx Ground Package System, Inc.		Oklahoma City	OK	2012	100.0%	119,912	713,000	5.95	8.3	9,604,165	5,624,751
29	FedEx Ground Package System, Inc.		Spring (Houston)	TX	2014	100.0%	114,923	1,146,000	9.97	9.9	15,281,318	10,630,000
30	FedEx Ground Package System, Inc.		Edinburg	TX	2011	100.0%	113,582	598,000	5.26	7.7	7,426,242	4,233,648
31	FedEx Corporation		Mechanicsville (Richmond)	VA	2001	100.0%	112,799	541,000	4.80	9.3	7,718,163	1,080,719
32	FedEx Corporation		Orlando	FL	2008	100.0%	110,638	666,000	6.02	3.9	8,541,237	4,936,224
33	H.E.P. Direct, Inc.		Winston-Salem	NC	2002	100.0%	106,507	121,000	1.14	0.2	6,913,986	-
34	FedEx Ground Package System, Inc.		Cheektowaga (Buffalo)	NY	2000	100.0%	104,981	966,000	9.20	5.7	10,932,057	1,110,573
35	FedEx Ground Package System, Inc.		West Chester Twp (Cincinnati)	OH	1999	100.0%	103,818	520,000	5.01	9.7	5,651,135	2,678,151
36	FedEx Ground Package System, Inc.		Roanoke	VA	2013	100.0%	103,402	755,000	7.30	9.3	10,200,000	6,484,260
37	Fedex Ground Package System. Inc.		Waco	TX	2012	100.0%	102,594	659,000	6.42	8.4	8,733,000	5,494,477
38	Pittsburgh Glass Works		O' Fallon (St. Louis)	MO	1994	100.0%	102,135	427,000	4.18	1.5	3,907,712	-
39	Fedex Ground Package System. Inc.		Green Bay	WI	2013	100.0%	99,102	468,000	4.72	9.4	6,570,000	4,035,909
40	Holland 1916 Inc.		Liberty (Kansas City)	MO	1998	100.0%	95,898	333,000	3.47	5.5	7,344,498	-
41	FedEx Corporation		Jacksonville	FL	1999	100.0%	95,883	518,000	5.40	5.4	6,155,500	2,220,510
42	FedEx Corporation		Tampa	FL	2006	100.0%	95,662	603,000	6.30	3.8	7,565,717	4,508,471
43	FedEx Ground Package System, Inc.		Hanahan (Charleston)	SC	2005	100.0%	91,776	675,000	7.35	4.6	7,614,653	1,786,134
44	National Oilwell Varco		Houston	TX	2010	100.0%	91,295	737,000	8.07	8.8	8,080,828	4,180,138
45	FedEx Corporation		Omaha	NE	1999	100.0%	89,115	446,000	5.00	9.8	5,929,890	-
46	FedEx Ground Package System, Inc.		Cocoa	FL	2008	100.0%	89,101	739,000	8.29	2.9	11,507,074	5,846,399
47	Joseph T. Ryerson		Elgin (Chicago)	IL	2002	100.0%	89,052	506,000	5.68	3.1	6,867,596	1,632,371

First Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 15 of 20

15

Property Table								Rent
(unaudited)								Per
				Fiscal Year		Square	Annual	Sq. Ft.	Lease Exp.	Undepreciated		Mortgage
No	Tenant	City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Term in Years	Cost		Balance

48	FedEx Ground Package System, Inc.	Ft. Myers	FL	2003	100.0%	87,500	416,000	4.75	0.8	5,004,126		-
49	DHL	Roanoke	VA	2007	100.0%	83,000	$662,000	$7.98	2.9	$6,815,697		$3,302,183
50	FedEx Corporation	Bedford Heights (Cleveland)	OH	2007	100.0%	82,269	408,000	4.96	4.7	6,716,832		3,148,165
51	FedEx Ground Package System, Inc.	Richfield (Cleveland)	OH	2006	100.0%	79,485	1,121,000	14.10	10.8	13,428,008		3,961,994
52	RGH Enterprises, Inc.	Halfmoon (Albany)	NY	2012	100.0%	75,000	584,000	7.79	7.9	5,525,600		4,050,230
53	FedEx Ground Package System, Inc.	Huntsville	AL	2005	100.0%	73,712	412,000	5.59	8.7	4,751,741		1,308,420
54	FedEx Corporation	Schaumburg (Chicago)	IL	1997	100.0%	73,500	515,000	7.01	3.2	4,967,639		-
55	FedEx Corporation	Romulus (Detroit)	MI	1998	100.0%	71,933	370,000	5.14	7.4	4,483,613		2,593,646
56	FedEx Ground Package System, Inc.	Denver	CO	2005	100.0%	69,865	564,000	8.07	4.6	6,354,051		1,828,863
57	Tampa Bay Grand Prix	Tampa	FL	2005	100.0%	68,385	281,000	4.11	6.8	5,651,066		2,365,941
58	FedEx Ground Package System, Inc.	Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	4.8	7,195,115		2,041,084
59	Sherwin-Williams Company	Rockford	IL	2011	100.0%	66,387	473,000	7.12	10.0	5,540,000		-
60	Kellogg Sales Company	Kansas City	MO	2007	100.0%	65,067	350,000	5.38	1.6	4,748,374		2,607,677
61	Various	Somerset	NJ	1970	48.5%	64,138	213,000	6.84	N/A	1,376,213		-
62	FedEx Corporation	Chattanooga	TN	2007	100.0%	60,637	311,000	5.13	3.8	4,971,161		2,135,080
63	FedEx Ground Package System, Inc.	Stewartville (Rochester)	MN	2013	100.0%	60,398	372,000	6.16	9.4	5,220,000		3,234,256
64	United Technologies Corporation	Richmond	VA	2004	100.0%	60,000	308,000	5.13	2.4	4,711,041		-
65	Vacant	White Bear Lake (Minneapolis/St. Paul)	MN	2001	-	59,425	-0-	na	-	5,157,126		-
66	Macy’s East, Inc.	Carlstadt (New York, NY)	NJ	2001	100.0%	59,400	226,000	3.80	0.2	4,838,592		2,284,475
67	FedEx Ground Package System, Inc.	Augusta	GA	2005	100.0%	59,358	477,000	8.04	4.5	5,328,873		1,299,240
68	Kellogg Sales Company	Newington (Hartford)	CT	2001	100.0%	54,812	332,000	6.06	3.2	3,445,824		604,020
69	Siemens Real Estate	Lebanon (Cincinnati)	OH	2012	100.0%	51,130	462,000	9.04	5.3	4,416,000		2,863,726
70	Kellogg Sales Company	Orangeburg (New York)	NY	1993	100.0%	50,400	353,000	7.00	1.2	3,690,718		-
71	FedEx Corporation	Charlottesville	VA	1999	100.0%	48,064	329,000	6.85	3.7	4,344,037		168,062
72	Dr Pepper Snapple	Tulsa	OK	2014	100.0%	46,260	254,000	5.49	10.4	3,700,000		2,241,283
73	FedEx Ground Package System, Inc.	Corpus Christi	TX	2012	100.0%	46,253	455,000	9.84	7.7	4,764,500		2,793,149
74	Coca Cola Enterprises, Inc.	Topeka	KS	2009	100.0%	40,000	332,000	8.30	7.8	3,679,843		1,955,926
75	Keystone Automotive	Urbandale (Des Moines)	IA	1994	100.0%	36,270	137,000	3.78	3.2	2,161,895		-
76	FedEx Corporation	Richland (Jackson)	MS	1994	100.0%	36,000	70,000	1.94	0.2	1,478,000		-
77	FedEx Corporation	Punta Gorda	FL	2007	100.0%	34,624	304,000	8.78	3.5	4,104,915		2,304,856
78	FedEx Corporation	Lakeland	FL	2006	100.0%	32,105	155,000	4.83	3.9	1,959,568		-
79	FedEx Corporation	Augusta	GA	2006	100.0%	30,184	121,000	4.01	8.9	1,926,932		-
80	Graybar Electric Company	Ridgeland (Jackson)	MS	1993	100.0%	26,340	109,000	4.14	5.6	1,850,794		-
81	Sherwin-Williams Company	Burr Ridge (Chicago)	IL	1997	100.0%	12,500	160,000	12.80	7.8	1,618,868		-
	Total as of 12/31/2013				96.4%	10,708,439	$56,100,000	$5.43	6.8	$703,800,733	(A)	$292,253,665

(A) Does not include $63,156 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B) Both tenants occupy one property.

(C) Maidenform is currently leasing the space on a month-to-month basis, lease expired December 31, 2013.

First Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 16 of 20

16

Definitions

Investors and analysts following the real estate industry utilize funds from operations ("FFO"), core funds from operations ("Core FFO"), net operating income ("NOI"), earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted funds from operations ("AFFO"), variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (US GAAP), is the most appropriate measure, it considers NOI, EBITDA, FFO, Core FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of US GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that is also adjusts for the effects of acquisitions costs. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a tool to further evaluate the ability to fund dividends. In addition, NOI, EBITDA, FFO, Core FFO and AFFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), to be equal to net income (loss) applicable to common shareholders, as defined by US GAAP, excluding extraordinary items as defined under US GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments.

Core FFO is calculated as FFO plus acquisition costs.

NOI is calculated as recurring revenues of the Company, less property expenses such as real estate taxes, repairs and maintenance, property management, utilities, insurance and other expenses. NOI excludes realized gains (losses) on securities transactions.

EBITDA is calculated as NOI, less general and administrative expenses, less NOI from discontinued operations, plus interest and dividend income. EBITDA excludes realized gains (losses) on securities transactions and interest expense.

AFFO is calculated as EBITDA, minus US GAAP interest expense, minus preferred stock dividends, minus recurring capital expenditures and straight-line rents, plus stock option expense. AFFO excludes realized gains (losses) on securities transactions.

NOI, EBITDA, FFO, Core FFO and AFFO do not represent cash generated from operating activities in accordance with US GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. NOI, EBITDA, FFO Core FFO and
AFFO should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with US GAAP) as a measure of results of operations or cash flows (calculated in accordance with US GAAP) as a measure of liquidity. NOI, EBITDA, FFO, Core FFO and AFFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

First Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 17 of 20

17

FOR IMMEDIATE RELEASE February 5, 2014

Contact: Susan Jordan

732-577-9996

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

REPORTS RESULTS FOR THE FIRST QUARTER ENDED DECEMBER 31, 2013

FREEHOLD, NJ, February 5, 2014........ Monmouth Real Estate Investment Corporation (NYSE:MNR) reported Core Funds from Operations (Core FFO) of $6,747,000 or $0.15 per diluted share for the three months ended December 31, 2013 as compared to $7,459,000 or $0.18 per diluted share for the three months ended December 31, 2012. Excluding gains realized from the sale of securities during the quarter, Core FFO was $6,596,000 or $0.15 per diluted share for the three months ended December 31, 2013, as compared to $5,348,000 or $0.13 per diluted share for the three months ended December 31, 2012. Adjusted Funds from Operations (AFFO), which excludes gains or losses from the sale of securities, were $0.15 per diluted share for the three months ended December 31, 2013 compared to $0.13 per diluted share for December 31, 2012.

A summary of significant financial information for the three months ended December 31, 2013 and 2012 is as follows:

	Three Months Ended December 31,
	2013	2012
Rental Revenue	$13,571,000	$11,309,000
Reimbursement Revenue	$2,090,000	$1,518,000
Net Operating Income (NOI) (1)	$13,085,000	$11,112,000
Total Expenses	$8,416,000	$6,985,000
Interest and Dividend Income	$939,000	$1,123,000
Gain on Sale of Securities Transactions, net	$151,000	$2,111,000
Income from Continuing Operations	$4,290,000	$5,711,000
Loss from Discontinued Operations	$-0-	$(4,000)
Net Income Attributable to Common Shareholders	$2,138,000	$3,555,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.05	$0.09
Core FFO (1)	$6,747,000	$7,459,000
Core FFO per Diluted Common Share (1)	$0.15	$0.18
AFFO (1)	$6,692,000	$5,532,000
AFFO per Diluted Common Share (1)	$0.15	$0.13

Weighted Avg. Diluted Common Shares Outstanding	45,331,000	41,110,000

A summary of significant balance sheet information as of December 31, 2013 and September 30, 2013 is as follows:

	December 31, 2013	September 30, 2013
Net Real Estate Investments	$608,955,000	$536,799,000
Securities Available for Sale at Fair Value	$53,596,000	$45,452,000
Total Assets	$697,862,000	$617,241,000
Mortgage Notes Payable	$292,254,000	$250,093,000
Loans Payable	$51,278,000	$22,200,000
Total Shareholders’ Equity	$343,768,000	$335,915,000

First Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 18 of 20

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Michael P. Landy, President and CEO, commented on the results for the first quarter of fiscal 2014:

“This was a very productive quarter for Monmouth and represents an excellent start to fiscal 2014. We are pleased to report continued improvement in our recurring cash flow driven by our successful acquisition program. During the quarter we acquired five new built-to-suit properties, all net-leased to investment grade tenants. These acquisitions contain a total of 1.1 million square feet, and were purchased at an aggregate cost of $73.9 million. These five single-tenant Class A industrial properties are leased to: The American Bottling Company (a division of Dr Pepper Snapple Group), Ralcorp (a division of ConAgra Foods), International Paper Company, and FedEx Ground. The lease terms range from 10 to 20 years with a weighted average term of 15.2 years. These acquisitions represent a 12% increase in our gross leasable area.”

“At quarter end our property portfolio was 96.4% occupied, representing a 40 basis point increase over the prior quarter. We are pleased to report that we have entered into separate agreements to purchase five new Class A build-to-suit industrial buildings, representing approximately 1.6 million square feet, for a total purchase price of approximately $113.5 million. In keeping with our business model, leases are 10 years or longer and are all net-leased to investment grade tenants. These properties are located in Indiana, Illinois, Kentucky, and Texas. Subject to satisfactory due diligence, we anticipate closing these transactions upon completion and occupancy, which is scheduled for the second half of fiscal 2014 and the first half of fiscal 2015.”

Monmouth Real Estate Investment Corporation will host its First Quarter 2014 Financial Results Webcast and Conference Call. Senior management will discuss the results, current market conditions and future outlook on Thursday, February 6, 2014 at 10:00 a.m. Eastern Time.

The Company’s first quarter 2014 financial results being released herein will be available on the Company’s website at www.mreic.com in the “Financial Information and Filings” section.

To participate in the Webcast, select the microphone icon at the top of the homepage on the Company’s website at www.mreic.com. Interested parties can also participate via conference call by calling toll free 888-317-6016 (domestically) or 412-317-6016 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, February 6, 2014. It will be available until April 30, 2014, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10038674. A transcript of the call and the webcast replay will be available at the Company’s website, www.mreic.com.

Monmouth Real Estate Investment Corporation, founded in 1968 and one of the oldest public equity REITs in the U.S., specializes in net-leased industrial properties subject to long-term leases primarily to investment grade tenants. The Company is a fully integrated and self-managed real estate company, whose property portfolio consists of eighty industrial properties and one shopping center located in twenty-seven states, containing a total of approximately 10.7 million rentable square feet. In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

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Notes:

(1) Non-US GAAP Information: FFO is defined by the National Association of Real Estate Investment Trusts ("NAREIT") as net income applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization. We define Core FFO as FFO plus acquisition costs. We define AFFO as Core FFO excluding gains or losses on securities transactions, stock based compensation expense, amortization of deferred financing and deferred leasing costs, recurring capital expenditures and straight-line rent adjustments. We define NOI as recurring rental and reimbursement revenues less real estate and other operating expenses. FFO, Core FFO and AFFO per diluted common share are defined as FFO, Core FFO and AFFO divided by weighted average diluted common shares outstanding. FFO, Core FFO and AFFO per diluted common share, as well as NOI, should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs). FFO, Core FFO and AFFO per diluted common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis. The items excluded from FFO, Core FFO and AFFO per diluted common share are significant components in understanding the Company’s financial performance.

FFO, Core FFO and AFFO per diluted common share (A) do not represent cash flow from operations as defined by accounting principles generally accepted in the United States of America; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity. FFO, Core FFO and AFFO per diluted common share, as well as NOI, as calculated by the Company, may not be comparable to similarly titled measures reported by other REITs.

The Company’s FFO and Core FFO for the three months ended December 31, 2013 and 2012 are calculated as follows:

	Three Months Ended
	12/31/2013	12/31/2012
Net Income Attributable to Common Shareholders	$2,138,000	$3,555,000
Depreciation Expense (including Discontinued Operations)	3,813,000	3,134,000
Amortization of Intangible Assets	333,000	384,000
FFO Attributable to Common Shareholders	6,284,000	7,073,000
Acquisition Costs	463,000	386,000
Core FFO Attributable to Common Shareholders	$6,747,000	$7,459,000

The Company’s Core FFO, excluding the net Gain on Securities Transactions for the three months ended December 31, 2013 and 2012 are calculated as follows:

	Three Months Ended
	12/31/2013	12/31/2012
Core FFO Attributable to Common Shareholders	$6,747,000	$7,459,000
Less: Gain on Securities Transactions, net	151,000	2,111,000
Core FFO, excluding net Gain on Sale of Securities Transactions Attributable to Common Shareholders	$6,596,000	$5,348,000

The following are the Cash Flows provided (used) by Operating, Investing and Financing Activities for the three months ended December 31, 2013 and 2012:

	Three Months Ended
	12/31/2013	12/31/2012

Operating Activities	$7,394,000	$4,992,000
Investing Activities	(87,173,000)	(49,688,000)
Financing Activities	75,827,000	30,329,000

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